Exhibit 99.1
CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
(Amounts in Thousands)

	As Reported	Pro Forma Adjustments				Pro Forma
	June 30, 2011	Seasonal Wrap		Transaction		June 30, 2011

CURRENT ASSETS
Cash and cash equivalents	$4,426	$(548	)(D)	$200	(A)	$4,078
Accounts receivable, net of allowances	46,612	(841	)(D)	—		45,771
Inventories	107,953	(19,152	)(D)	—		88,801
Deferred income taxes	3,787	—		—		3,787
Assets held for sale	1,323	—		—		1,323
Other current assets	20,312	(777	)(D)	500	(A)	20,035
Current assets of discontinued operations	—	21,318	(D)	—		21,318

Total current assets	184,413	—		700		185,113

NET PROPERTY, PLANT AND EQUIPMENT	31,577	—		—		31,577

DEFERRRED INCOME TAXES	8,575	—		—		8,575

OTHER ASSETS
Goodwill	17,233	—		—		17,233
Intangible assets, net of accumulated amortization	30,980	—		—		30,980
Other	4,641	—		5,000	(A)	9,641

Total other assets	52,854	—		5,000		57,854

Total assets	$277,419	$—		$5,700		$283,119

CURRENT LIABILITIES
Current portion of long-term debt	$—	$—		$—		$—
Accounts payable	25,145	(635	)(D)	—		24,510
Accrued income taxes	—	—		805	(B)	805
Accrued payroll and other compensation	6,063	(1,099	)(D)	—		4,964
Accrued customer programs	4,409	(250	)(D)	—		4,159
Accrued restructuring	3,015	(3,015	)(D)	—		0
Accrued other expenses	5,972	(752	)(D)	—		5,220
Current liabilities of discontinued operations	—	5,751	(D)	3,460	(B)	9,211

Total current liabilities	44,604	—		4,265		48,869

LONG-TERM DEBT, NET OF CURRENT PORTION	—	—		—		—

OTHER LONG-TERM OBLIGATIONS	5,790	(1,096	)(D)	—		4,694

OTHER LONG-TERM OBLIGATIONS OF DISCONTINUED OPERATIONS	—	1,096	(D)	—		1,096

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock	—	—		—		—
Common stock	1,470	—		—		1,470
Additional paid-in capital	51,747	—		—		51,747
Retained earnings	310,685	—		1,435	(B)	312,120
Accumulated other comprehensive loss, net of tax	(7)	—		—		(7)
Common stock in treasury	(136,870)	—		—		(136,870)

Total stockholders’ equity	227,025	—		1,435		228,460

Total liabilities and stockholders’ equity	$277,419	$—		$5,700		$283,119

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
(Amounts in Thousands)

	As Reported	Pro Forma Adjustments				Proforma
	March 31, 2011	Seasonal Wrap		Transaction		March 31, 2011

CURRENT ASSETS
Cash and cash equivalents	$50,407	$(1,830	)(D)	$200	(A)	$48,777
Accounts receivable, net of allowances	42,615	(204	)(D)	—		42,411
Inventories	80,767	(11,674	)(D)	—		69,093
Deferred income taxes	4,051	—		—		4,051
Assets held for sale	1,323	—		—		1,323
Other current assets	13,151	(1,206	)(D)	500	(A)	12,445
Current assets of discontinued operations	—	14,914	(D)	—		14,914

Total current assets	192,314	—		700		193,014

NET PROPERTY, PLANT AND EQUIPMENT	32,345			—		32,345

DEFERRRED INCOME TAXES	8,854	—		—		8,854

OTHER ASSETS
Goodwill	17,233	—		—		17,233
Intangible assets, net of accumulated amortization	31,408	—		—		31,408
Other	4,769	—		5,000	(A)	9,769

Total other assets	53,410	—		5,000		58,410

Total assets	$286,923	$—		$5,700		$292,623

CURRENT LIABILITIES
Current portion of long-term debt	$66	$—		$—		$66
Accounts payable	25,509	(695	)(D)	—		24,814
Accrued income taxes	309	—		(1,188)	(C)	(879)
Accrued payroll and other compensation	8,061	(1,050	)(D)	—		7,011
Accrued customer programs	4,726	(447	)(D)	—		4,279
Accrued restructuring	—	—		—		—
Accrued other expenses	6,747	(636	)(D)	—		6,111
Current liabilities of discontinued operations	—	2,828	(D)	9,000	(C)	11,828

Total current liabilities	45,418	—		7,812		53,230

LONG-TERM DEBT, NET OF CURRENT PORTION	—			—		—

OTHER LONG-TERM OBLIGATIONS	5,846	(1,082	)(D)	—		4,764

OTHER LONG-TERM OBLIGATIONS OF DISCONTINUED OPERATIONS	—	1,082	(D)	—		1,082

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock	—	—		—		—
Common stock	1,470	—		—		1,470
Additional paid-in capital	51,311	—		—		51,311
Retained earnings	320,024	—		(2,112)	(C)	317,912
Accumulated other comprehensive loss, net of tax	(7)	—		—		(7)
Common stock in treasury	(137,139)	—		—		(137,139)

Total stockholders’ equity	235,659	—		(2,112)		233,547

Total liabilities and stockholders’ equity	$286,923	$—		$5,700		$292,623

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statement of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
(Amounts in Thousands, Except Per Share Amounts)

	As Reported	Pro Forma		Pro Forma
	Quarter Ended	Adjustments		Quarter Ended
	June 30, 2011	Seasonal Wrap		June 30, 2011

NET SALES	$55,040	$(471)	(D)	$54,569

COSTS AND EXPENSES
Cost of sales	43,286	(2,853)	(D)	40,433
Selling, general and administrative expense	20,450	(909)	(D)	19,541
Restructuring expenses, net	3,060	(3,042)	(D)	18
Interest expense, net	43			43
Other expense (income), net	24	(6)	(D)	18

	66,863	(6,810)		60,053

(LOSS) INCOME BEFORE INCOME TAXES	(11,823)	6,339		(5,484)
INCOME TAX (BENEFIT) EXPENSE	(4,254)	2,217	(E)	(2,037)

NET (LOSS) INCOME	$(7,569)	$4,122		$(3,447)

NET LOSS PER COMMON SHARE
Basic and Diluted	$(0.78)			$(0.35)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and Diluted	9,735			9,735

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
(Amounts in Thousands, Except Per Share Amounts)

	As Reported	Pro Forma		Pro Forma
	Quarter Ended	Adjustments		Quarter Ended
	June 30, 2010	Seasonal Wrap		June 30, 2010

NET SALES	$53,288	$(349)	(D)	$52,939

COSTS AND EXPENSES
Cost of sales	39,555	(50)	(D)	39,505
Selling, general and administrative expense	22,352	(867)	(D)	21,485
Restructuring expenses, net	41	—		41
Interest expense, net	209	—		209
Other expense (income), net	68	(56)	(D)	12

	62,225	(973)		61,252

(LOSS) INCOME BEFORE INCOME TAXES	(8,937)	624		(8,313)
INCOME TAX (BENEFIT) EXPENSE	(3,200)	218	(E)	(2,982)

NET (LOSS) INCOME	$(5,737)	$406		$(5,331)

NET LOSS PER COMMON SHARE
Basic and Diluted	$(0.59)			$(0.55)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and Diluted	9,683			9,683

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
(Amounts in Thousands, Except Per Share Amounts)

	As Reported	Pro Forma		Pro Forma
	Year Ended	Adjustments		Year Ended
	March 31, 2011	Seasonal Wrap		March 31, 2011

NET SALES	$450,700	$(67,040)	(D)	$383,660

COSTS AND EXPENSES
Cost of sales	336,446	(67,364)	(D)	269,082
Selling, general and administrative expense	93,062	(7,028)	(D)	86,034
Impairment of tangible assets	11,051	(10,738)	(D)	313
Restructuring expenses, net	164	—		164
Interest expense, net	1,348	—		1,348
Other income, net	(122)	—		(122)

	441,949	(85,130)		356,819

INCOME BEFORE INCOME TAXES	8,751	18,090		26,841
INCOME TAX EXPENSE	3,140	6,507	(E)	9,647

NET INCOME	$5,611	$11,583		$17,194

NET INCOME PER COMMON SHARE
Basic	$0.58			$1.77

Diluted	$0.58			$1.77

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	9,703			9,703

Diluted	9,715			9,715

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
(Amounts in Thousands, Except Per Share Amounts)

	As Reported	Pro Forma		Pro Forma
	Year Ended	Adjustments		Year Ended
	March 31, 2010	Seasonal Wrap		March 31, 2010

NET SALES	$448,450	$(72,739)	(D)	$375,711

COSTS AND EXPENSES
Cost of sales	337,852	(71,542)	(D)	266,310
Selling, general and administrative expense	95,667	(8,599)	(D)	87,068
Impairment of goodwill and intangible assets	44,315	—		44,315
Restructuring expenses, net	207	—		207
Interest expense, net	1,885	—		1,885
Other income, net	(489)	—		(489)

	479,437	(80,141)		399,296

(LOSS) INCOME BEFORE INCOME TAXES	(30,987)	7,402		(23,585)
INCOME TAX (BENEFIT) EXPENSE	(7,248)	2,647	(E)	(4,601)

NET (LOSS) INCOME	$(23,739)	$4,755		$(18,984)

NET LOSS PER COMMON SHARE
Basic	$(2.46)			$(1.97)

Diluted	$(2.46)			$(1.97)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	9,637			9,637

Diluted	9,637			9,637

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

CSS Industries, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
(Amounts in Thousands, Except Per Share Amounts)

	As Reported	Pro Forma		Pro Forma
	Year Ended	Adjustments		Year Ended
	March 31, 2009	Seasonal Wrap		March 31, 2009

NET SALES	$482,424	$(85,261)	(D)	$397,163

COSTS AND EXPENSES
Cost of sales	356,115	(73,246)	(D)	282,869
Selling, general and administrative expense	96,723	(9,284)	(D)	87,439
Restructuring expenses, net	1,138			1,138
Interest expense, net	2,551			2,551
Other expense, net	7			7

	456,534	(82,531)		374,003

INCOME (LOSS) BEFORE INCOME TAXES	25,890	(2,730)		23,160
INCOME TAX EXPENSE (BENEFIT)	8,904	(900)	(E)	8,004

NET INCOME (LOSS)	$16,986	$(1,830)		$15,156

NET INCOME PER COMMON SHARE
Basic	$1.71			$1.53

Diluted	$1.70			$1.52

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	9,909			9,909

Diluted	9,990			9,990

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheets and Statements of Operations, which are an integral part of this data.

Notes to Unaudited Pro Forma Consolidated Balance Sheets and
Statements of Operations
1. Basis of Presentation
The unaudited pro forma consolidated financial statements as of and for the respective periods presented are based on the historical audited financial statements of CSS Industries, Inc. (the “Company”) contained in its Annual Report on Form 10-K for the year ended March 31, 2011 and the unaudited historical financial statements included in its quarterly report on Form 10-Q for the quarter ended June 30, 2011 after giving effect to pretax expenses of up to $9,000,000 ($5,540,000 of which were incurred in the quarter ended June 30, 2011) that the Company expects to incur in its fiscal year ending March 31, 2012 related to the previously announced plan to close the Cleo manufacturing facility located in Memphis, Tennessee and the sale of its seasonal wrap business (collectively, the “Transaction”), which was completed on September 9, 2011, and using the assumptions and adjustments described in the accompanying notes. The accompanying unaudited pro forma consolidation balance sheet and unaudited pro forma consolidated statements of operations have been prepared to assist in analysis of the financial effects of the Transaction, including the reclassification of operating results and assets and liabilities as discontinued operations.
The unaudited pro forma consolidated balance sheet as of June 30, 2011 is presented as if the Transaction had occurred on June 30, 2011. The unaudited pro forma consolidated balance sheet as of March 31, 2011 is presented as if the Transaction had occurred on March 31, 2011.
The unaudited pro forma consolidated statements of operations for the quarters ended June 30, 2011 and June 20, 2010, and for the years ended March 31, 2011, 2010 and 2009 are presented as if the Transaction had occurred on April 1, 2008 and do not assume interest income on the proceeds.
The unaudited pro forma consolidated balance sheets and statements of operations are based upon available information and assumptions that the Company believes are reasonable under the circumstances and are prepared to illustrate the estimated effects of the Transaction. You should read this information in conjunction with the Company’s audited historical consolidated financial statements as of March 31, 2011 and for the years ended March 31, 2011, 2010 and 2009, included in the CSS Industries, Inc. annual report on Form 10-K for the year ended March 31, 2011 and the Company’s unaudited historical consolidated financial statements as of June 30, 2011 and for the quarters ended June 30, 2011 and 2010 included in the CSS Industries, Inc. quarterly report on Form 10-Q for the quarter ended June 30, 2011.
The unaudited pro forma consolidated balance sheets and statements of operations have been provided for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have been achieved had the Transaction occurred as of or for the periods presented, nor are they necessarily indicative of the Company’s future operating results or financial position.
2. Pro Forma Adjustments
The following pro forma adjustments are included in the unaudited pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheets.
(A)	The pro forma adjustment reflects the consideration received from the Transaction of $7,500,000 ($2,000,000 of cash and $5,500,000 of notes receivable) less estimated transaction fees of approximately $1,800,000.

(B)	The pro forma adjustment reflects the net consideration offset by the balance of the exit costs estimated to be incurred during the balance of the year ended March 31, 2012 as detailed below:

Gross consideration	$7,500,000
Less: Transaction fees	1,800,000

Less: Balance of exit costs	3,460,000

2,240,000
Tax effect	805,000

$1,435,000

(C)	The pro forma adjustment reflects the net consideration offset by the exit costs estimated to be incurred during the year ended March 31, 2012 as detailed below:

Gross consideration	$7,500,000
Less: Transaction fees	1,800,000

Less: Exit costs	9,000,000

(3,300,000)
Tax effect	(1,188,000)

$(2,112,000)

(D)	These pro forma adjustments reclassify assets and liabilities and eliminate revenue and expenses which (i) are directly attributable to the seasonal wrap business and (ii) will not continue after the completion of the 2011 Christmas season. Operating results for the quarter ended June 30, 2011 include $2,498,000 related to the write down of inventory to net realizable value in cost of sales and staff termination costs of $3,042,000 in restructuring expenses.

(E)	The pro forma adjustments consider the general intra-period allocation rules for income taxes.